UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2023

SeaSpine Holdings Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36905	47-3251758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5770 Armada Drive Carlsbad, California	92008
(Address of principal executive offices)	(Zip Code)

760-727-8399

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SPNE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Selection 13(a) of the Exchange Act. ☐

Item 5.07	Other Events.

On January 4, 2023, SeaSpine Holdings Corporation (the “Company,” “we,” “us,” or “our”) held its special meeting of stockholders (the “Special Meeting”). Three proposals were submitted to our stockholders for a vote at the Special Meeting. The proposals are described in detail in our definitive proxy statement for the Special Meeting filed with the Securities and Exchange Commission on November 23, 2022 (the “Proxy Statement”). Below is a brief description of, and the final results of the votes for, each proposal (where applicable, voting results, including broker non-votes, reflect fractional shares rounded down to the nearest whole share):

Proposal 1: Our stockholders approved the proposal to adopt the Agreement and Plan of Merger, dated as of October 10, 2022 (the “merger agreement”), by and among Orthofix Medical Inc., Orca Merger Sub Inc. and SeaSpine Holdings Corporation (the “SeaSpine merger proposal”).

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,335,789	23,957	41,843	81,582

Proposal 2: Our stockholders approved, by advisory (non-binding) vote, certain compensation arrangements that may be paid or become payable to the Company’s named executive officers in connection with the merger contemplated by the merger agreement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,085,460	233,099	83,030	81,582

Proposal 3: Our stockholders approved the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the SeaSpine merger proposal.

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,985,155	1,438,989	59,027	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SEASPINE HOLDINGS CORPORATION

Date: January 4, 2023	By:	/s/ Patrick Keran
Name: Patrick Keran
Title: Senior Vice President, General Counsel